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     As filed with the Securities and Exchange Commission on April 13, 2000


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 12, 2000



                            FIRST CHARTER CORPORATION
             (Exact name of registrant as specified in its charter)


North Carolina                    0-15829                        56-1355866
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

           22 Union Street North, Concord, North Carolina 28026-0228 (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
              (Registrant's telephone number, including area code)


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ITEM 5            OTHER EVENTS

         On April 12, 2000, First Charter Corporation (the "Registrant") announced separate financial results for First Charter Corporation and Carolina First BancShares, Inc. for the three month period ended March 31, 2000. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following exhibits are filed herewith:


                  Exhibit No.      Description
                  -----------      -----------

                  99.1 News release disseminated on April 12, 2000 by First Charter Corporation.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FIRST CHARTER CORPORATION


                                      By: /s/ Lawrence M. Kimbrough
                                          --------------------------------------
                                          Lawrence M. Kimbrough
                                          President and Chief Executive Officer

Dated:  April 13, 2000



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                                  EXHIBIT INDEX


Exhibit No.      Description                                     Sequential Page
----------       -----------                                     ---------------
                                                                 No.
                                                                 ---

99.1 News Release disseminated on April 12, 2000 by First Charter Corporation.